DATED:  23rd January 2001

HARROW WEALD LIMITED

-and-

ELEMIS LIMITED

LEASE
relating to Harrow Weald Lodge
92 Uxbridge Road Harrow Weald

SPR AVERY MIDGEN
277/281 OXFORD STREET
LONDON W1C 2DL

MSH/248-01

DATE:  23rd January 2001

PARTIES:
1. "The Landlord" HARROW WEALD LIMITED of 50 Shirley Street Nassau Bahamas
2. "The Tenant" ELEMIS LIMITED whose registered office is at 57/65 The Broadway Stanmore Middlesex HA7 4DU
1. Interpretation
1.1 Definitions
In this Lease the following words and expressions shall where the context so admits be deemed to have the following meanings:-
1.1.1 'the Demised Premises' means the property described in Schedule 1 and refers to each and every part of the Demised Premises and includes:-

  the appurtenances thereto belonging and all fixtures and rights demised by this Lease all additions alterations and improvements thereto which may be carried out during the Term (as hereinafter defined)
  all landlord's fixtures and fittings from time to time in and about the same
  'AGA' means an authorised guarantee agreement entered into pursuant to and in compliance with the provisions of Section 16 of the Landlord and Tenant (Covenants) Act 1995
  'Conducting Media' means drains sewers cesspools cisterns conduits flues gutters gullies channels ducts shafts watercourses pipes downpipes cables wires services appliances and mains or any of them and any other conducting medium or other thing by means of which any facility service or other matter may pass
  'The Encumbrances' means the restrictions stipulations covenants rights easements quasi-easements privileges exceptions reservations agreements declarations provisions and other matters appertaining to or affecting the Demised Premises including but without prejudice to the generality of the foregoing the restrictions stipulations covenants rights easements quasi-easements privileges exceptions reservations agreements declarations provisions and other matters contained imposed by or referred to in this Lease and the instruments (if any) brief particulars of which are set out in Schedule 2
  'Insured Risks' means the risks perils loss of rent debris removal Architects Quantity Surveyors Structural Engineers and other professional fees and third party and public liability cover and other contingencies against which the Demised Premises are required to be insured under the provisions of this Lease or which may from time to time be insured and includes any incidental cover costs fees and expenses covered by the insurance policy but subject to any exclusions limitations or conditions imposed by or contained in the policy of insurance
  'Interest' means interest at the rate of 4 per cent over the base rate of National Westminster Bank plc for the time being and from time to time prevailing (as well after as before judgment) or such other comparable rate as the Landlord may reasonably designate if the base rate shall cease to be published
  'The Landlord' includes all persons entitled to the reversion immediately expectant upon the determination of this Lease
  'Lease' is a reference to this Lease and includes any instruments supplemental to it or expressed to be collateral herewith or entered into pursuant to or in accordance with the terms hereof
  'Outgoings' means all rates water rates water charges and all existing and future rates taxes charges duties assessments impositions and outgoings whatsoever (whether parliamentary municipal local parochial or otherwise) whether or not of a recurring or non-recurring nature which are now or may at any time in the future be payable rated taxed imposed charged or assessed on property or the owner or occupier of property
  'Permitted Part' means an entire floor of the office building forming part of the Demised Premises and/or an entire floor of the training facility building forming part of the Demised Premises
  "the Planning Acts" means the Town and Country Planning Act 1990 the Planning (Consequential Provisions) Act 1990 the Planning (Listed Buildings and Conservation Areas) Act 1990 the Planning (Hazardous Substances) Act 1990 the Planning and Compensation Act 1991 and any future legislation of a similar nature
  'Surety' includes any person who enters into direct covenants with the Landlord as surety for an assignee pursuant to clause 3.10 hereof and shall include their successors in title and assigns
  'The Tenant' wherever the context so admits includes the Tenant's successors in title and assigns in whom this Lease shall for the time being be vested
  'The Term' means the term of years granted by this Lease and any statutory continuation or extension of the term of years

1.2 Interpretation of restrictions on the Tenant

In any case where the Tenant is placed under a restriction by reason of the covenants and conditions contained in this Lease the restriction shall be deemed to include the obligations on the Tenant not to permit or allow the infringement of the restriction by any person claiming rights to use enjoy or visit the Demised Premises through under or in trust for the Tenant

1.3 Clauses and clause headings

  The clause and paragraph headings in this Lease are for ease of reference only and shall not be taken into account in the construction or interpretation of any covenant condition or proviso to which they refer
  References in this Lease to a clause Schedule or paragraph are references where the context so admits to a clause Schedule paragraph of a Schedule in this Lease and references in a Schedule to a paragraph are (unless the context otherwise requires) references to a paragraph of that Schedule

1.4 Singular and plural meanings

Words in this Lease importing the singular meaning shall where the context so admits include the plural meaning and vice versa

1.5 Statutes and statutory instruments

References in this Lease to any statutes or statutory instruments shall include and refer to any statute or statutory instrument amending consolidating or replacing them respectively from time to time and for the time being in force

1.6 Gender

Words in this Lease of the masculine gender shall include the feminine and neuter genders and vice versa and words denoting natural person shall include corporations and vice versa

1.7 Joint and several obligations

Where the Tenant or the Surety is or shall be two or more persons the expression 'the Tenant' or 'the Surety' shall include the plural number and obligations in this Lease expressed or implied to be made with the Tenant or the Surety or by the Tenant or the Surety shall be deemed to be made with or by such persons jointly and severally

2. The demise

In consideration of the rent and the covenants reserved by and contained in this Lease:-

2.1 the Landlord DEMISES to the Tenant:-

  ALL the Demised Premises
  TOGETHER WITH so far as the Landlord has title to grant the same (in common with the Landlord its lessees all persons authorised by any of them and all others having the like right) the rights set out in Schedule 4 and
  EXCEPT AND RESERVED to the Landlord its lessees the owners and occupiers of any adjoining or neighbouring premises all persons authorised by the Landlord and all others having the like right as stated in Schedule 5 for a TERM of twenty years from the 24th day of June 2000 (determinable as provided by this Lease) subject to the Encumbrances and further subject to the provisos for determination hereinafter contained the Tenant PAYING during the Term:-
  from the 24th day of June 2000 to the 24th day of December 2000 the yearly rent of a peppercorn (if demanded) and from the 25th day of December 2000 the yearly rent of ONE HUNDRED AND SIXTY THOUSAND POUNDS (GBP160,000.00) (subject to the provisions for revision contained in clause 6) by equal quarterly payments in advance on the usual quarter days in every year the first (or a proportionate part) of such payments in respect of the period commencing on the 25th day of December 2000 and ending on the 24th day of March 2001 to be made on the 25th day of December 2000.
  as additional rent the monies payable by the Tenant under clause 3.3 as from the date hereof and as additional rent on demand all sums of money whatsoever as shall become payable by the Tenant under the provisions of this Lease including but without prejudice to the generality of the foregoing Interest as referred to in Clause 3.1.2 and the monies payable by the Tenant under clause 3.23

3. Tenant's covenants

THE TENANT COVENANTS with the Landlord as follows:-

3.1 Rent

  To pay the yearly rent reserved by this Lease at the times and in the manner required under clause 2.3.1 without any set-off deduction or abatement whatsoever (except tax authorised by statute to be deducted) (and if so required by the Landlord by means of a standing order to the Tenant's bankers) and the additional rent reserved by this Lease at the times and in the manner specified in relation thereto
  If the whole or any part of the rents and other monies due under this Lease shall remain unpaid fourteen days after they shall have become due (in the case of the yearly rent whether formally demanded or not) or if the Landlord shall refuse to accept the tender of rents because of a breach of covenant on the part of the Tenant then (without prejudice to the Landlord's right of re-entry hereinafter contained or any other right or remedy of the Landlord) to pay Interest on such rents (or part of the rents) and other monies (as well after as before any judgment) as from the date they became due until they are paid to (or accepted by) the Landlord

3.2 Outgoings

  From time to time and at all times during the Term to pay and discharge all Outgoings whatsoever in respect of the Demised Premises or any part thereof and in the event of the Tenant receiving notice of any alteration in the rating assessment of the Demised Premises to give written notice of such alteration to the Landlord or its agents within seven days after receipt of such notice
  With respect to the rating of unoccupied property if there occurs a period of vacancy of the Demised Premises which is continuing at the determination of this Lease then to indemnify the Landlord for the relevant amount that is to say the amount of the unoccupied rate for the length of time that is equivalent to that part of the period of vacancy occurring before the determination of this Lease (but limited in any event to the length of time that the Demised Premises may be left unoccupied without incurring liability for rates)
  To pay for all gas electricity and other utilities consumed on the Demised Premises and all charges for meters and all standing charges

3.3 Insurance and party expenses

3.3.1.1 To keep insured at all times throughout the Term in the joint names of the Landlord and the Tenant in such reputable insurance office as the Landlord may (in its absolute discretion) require in the full cost of reinstatement as shall be determined from time to time by the Landlord in its absolute discretion the Demised Premises and all fixtures of an insurable nature subject to such excesses exclusions or limitations as the Landlord or the Insurers may require or the Tenant may reasonably require against loss or damage by fire and all other risks perils and contingencies (and incidental cover costs fees and expenses) covered by a usual comprehensive insurance policy and any other risks perils and contingencies (and incidental cover costs fees and expenses) as the Landlord may (in its absolute discretion) require together with Architects' Surveyors' and other requisite professional advisers' fees in relation to the Demised Premises in such sums as the Landlord may (in its absolute discretion) require and three years' loss of rent in respect of the Demised Premises

3.3.1.2 Whenever the whole or any part of the Demised Premises shall in consequence of the occurrence of any of the Insured Risks be destroyed or damaged so as to render the whole or part of the Demised Premises unfit for occupation or use then the Tenant must rebuild and reinstate the Demised Premises either in the form in which they were immediately before the occurrence of the destruction or damage or in that form which such modifications as:-

3.3.1.2.1 are required by a competent authority as a condition of grant of any permission and/or

3.3.1.2.2 the Landlord requires to reflect their current good building practice and/or the Landlord otherwise requires

(if required) under the supervision of the Landlord but in any event to the satisfaction in all respects of the Landlord but so that the Tenant must in any event provide in the rebuilt and reinstated Demised Premises accommodation for a tenant no less convenient and commodious and ancillary facilities no less convenient than those existing immediately before the occurrence of the destruction or damage PROVIDED THAT the Tenant shall forthwith pay to the Landlord all monies received for loss of rent PROVIDED FURTHER THAT the Tenant may within the period of three years after the Demised Premises being so destroyed or damaged give notice in writing to the Landlord electing not to rebuild repair or reinstate the Demised Premises and the Landlord may within the said period of three years give notice in writing to the Tenant electing that the Demised Premises should not be rebuilt repaired or reinstated by the Tenant and on the giving of such notice this Lease and the Term shall absolutely cease and determine but without prejudice to any rights or remedies which may then have accrued to any party hereto against the other or others in respect of any antecedent breach of any of the covenants and conditions contained in this Lease and all money received in respect of the insurance effected by the Tenant pursuant to this Lease is to belong to the Landlord absolutely

3.3.1.3 the Tenant's liability shall include the whole of any increase in the insurance premiums or expense of renewal payable by reason of any act or omission of the Tenant or any person deriving possession occupation or enjoyment of the Demised Premises through the Tenant and also the whole of any increase in the insurance premiums for the Demised Premises attributable to the character of the Tenant or to the particular use of the Demised Premises made by the Tenant and those deriving title under the Tenant or to the condition of the Demised Premises

3.3.1.4 the cover may take due account of the effects of inflation and escalation of costs and fees and the Landlord's estimate of the market rent of the Demised Premises in the context of ensuing rent reviews and/or the expiration of the Term

3.3.1.5 if the insurance money referred to in sub-clause 4.2 below shall be wholly or partially irrecoverable by reason solely or in part of any act neglect or default of the Tenant the Tenant will pay to the Landlord or to such party as the Landlord may direct on demand the amounts so refused

3.3.1.6 if the Demised Premises or any part thereof shall be destroyed or damaged as referred to in sub-clause 4.2 below to pay to the Landlord or to such party as the Landlord may direct on demand the amount equivalent to any excess which may be applicable to the insurance referred to in the said sub-clause 4.2 by reason solely or in part of any act neglect or default of the Tenant

3.3.2 To pay to the Landlord on demand a fair and proper proportion (to be conclusively determined by the Landlord or the Landlord's Surveyors whose decision shall be final and binding) of the expense of inspecting examining cleaning lighting heating supplying hot water to repairing overhauling renewing making making up laying decorating redecorating painting repainting running maintaining building rebuilding replacing reinstating constructing operating pointing repointing treating polishing repolishing and otherwise keeping in good and substantial repair and condition and providing and making provision for the running depreciation and replacement of any:-

  walls structures fences party walls party structures party fences roofs canopies paths ways access ways entrance ways roads (including but without prejudice to the generality of the foregoing the road referred to in paragraph 2 of Schedule 4 roadways pavements forecourts car parks (including but without prejudice to the generality of the foregoing the car park referred to in paragraph 1 of Schedule 4) service areas loading areas yards courtyards landscaped areas areas of land fire escapes
  Conducting Media and
  other things which are or may be used or enjoyed by an occupier of the Demised Premises whether or not in common with any other premises or person or persons and to indemnify the Landlord against all such expenses

3.4 Repair

From time to time and at all times to put and keep the Demised Premises (including but without prejudice to the generality of the foregoing the doors plate-glass and other windows window frames window glazing boundary walls internal partitioning Conducting Media and sanitary gas water heating ducting air conditioning and electrical apparatus and other plant and machinery thereof and the structural parts loadbearing framework joinery roofs roof structures eaves chimney stacks foundations joists main walls parapet walls external walls and exterior thereof) together with all improvements and additions to the Demised Premises and all landlord's fixtures fittings fastenings and appurtenances of whatever nature affixed or fastened to the Demised Premises in good and substantial repair and condition free from all defects (damage or destruction due to any of the Insured Risks excepted unless and to the extent that the policies of insurance in respect of the Insured Risks effected by the Landlord are vitiated or any of the policy monies in respect thereof are withheld or rendered irrecoverable by reason of any act omission or default of the Tenant or any person deriving title from the Tenant or any employee agent licensee or invitee of the Tenant or any such other person) and if necessary from time to time to reinstate the whole of the Demised Premises and to renew or replace forthwith by new articles of a similar kind and quality all landlord's fixtures and appurtenances and internal partitioning and plant and equipment in the Demised Premises which shall become in need of repair renewal or replacement at any time during or at the expiration or sooner determination of the Term and without prejudice to the generality of the foregoing to keep the Demised Premises and all Conducting Media in a clean and tidy condition and free from obstructions and to keep the glass in the windows of the Demised Premises clean

3.5 Decoration

  In every fifth year of the Term and in the last three months of the Term howsoever determined to decorate the inside of the Demised Premises with three coats of good quality paint or good quality polish and with paper of those parts normally papered or other suitable and appropriate materials of good quality in a proper and workmanlike manner such decorations in the last three months of the Term to be executed in such colours patterns and materials as the Landlord may require
  In every third year of the Term and also in the last three months of the Term howsoever determined to decorate the exterior of the Demised Premises with three coats of good quality paint or good quality polish or other suitable material of good quality in a proper and workmanlike manner such decorations to be executed in such colours patterns and materials as the Landlord may require
  Not without the consent of the Landlord (such consent not to be unreasonably withheld or delayed) to alter over up or change any part of the architectural decorations or the external colour of the Demised Premises

3.6 Landlord's right of inspection and right of repair

  To permit the Landlord and its servants or agents with or without workmen at all reasonable times to enter in to inspect and view the Demised Premises and examine their condition and also to take a schedule of fixtures in the Demised Premises and of any dilapidations and to exercise the rights herein excepted and reserved and for any other purpose connected with the interest of the Landlord
  If any breach of covenant defects disrepair removal of fixtures or unauthorised alterations or additions shall be found upon such inspection for which the Tenant is liable then upon notice by the Landlord to the Tenant to execute all repairs works replacements or removals required within three months (or sooner if necessary) after the receipt of such notice to the satisfaction of the Landlord or its Surveyor
  In case of default it shall be lawful (but not obligatory) for the Landlord or workmen or agents of the Landlord (without prejudice to the rights of re-entry herein contained) to enter into the Demised Premises and execute such repairs works replacements or removals
  To pay to the Landlord on demand all expenses so incurred together with all Solicitors' and Surveyors' charges and other expenses which may be incurred by the Landlord in connection therewith with Interest from the date of expenditure until the date they are paid by the Tenant to the Landlord

3.7 Yield up in repair at the end of the term

At the expiration or earlier determination of the Term or at such later time as the Landlord recovers possession of the Demised Premises from the Tenant:-

  quietly to yield up the Demised Premises (together with all additions and improvements to the Demised Premises and all fixtures and fittings which during the Term may be fixed or fastened to or upon the Demised Premises other than tenant's fixtures removable by the Tenant) decorated repaired cleaned and kept in accordance with the Tenant's covenants contained in this Lease (damage by Insured Risks excepted unless and to the extent that the policies of insurance in respect of Insured Risks effected by the Landlord are vitiated or any of the policy monies in respect thereof are withheld or rendered irrecoverable by reason of any act omission or default of the Tenant or any person deriving title from the Tenant or any employee or agent licensee or invitee of the Tenant or any such person) and in case any one of the Landlord's fixtures and fittings shall be missing broken damaged or destroyed forthwith to replace them with others of a similar character and of equal value if so requested by the Landlord to remove from the Demised Premises all the Tenant's belongings - that is to say trade fixtures and fittings and all notices notice boards and signs bearing the name of or otherwise relating to the Tenant (including in this context any persons deriving title to the Demised Premises under the Tenant) or its business and to make good to the satisfaction of the Landlord all damage to the Demised Premises resulting from the removal of the Tenant's belongings from the Demised Premises

3.8 Landlord's right of entry for repairs etc

3.8.1 To permit the Landlord and the agents workmen and others employed by the Landlord or by the other owners tenants or occupiers of any adjoining or neighbouring property at reasonable times after giving to the Tenant notice (except in an emergency) to enter and remain upon the Demised Premises with all necessary tools appliances and materials :-

  to inspect construct reconstruct erect build rebuild lay relay renew replace cleanse empty alter maintain restore remove repair or connect up to the Demised Premises or any adjoining or neighbouring premises or property of the Landlord or person so entering or any part thereof or to inspect construct reconstruct erect build rebuild lay relay renew replace cleanse empty alter maintain restore remove repair connect up to or fix the Conducting Media or anything or additional thing serving such property and running through or on the Demised Premises or to comply with an obligation to any third party having legal rights over the Demised Premises or in exercise of a right or to comply with an obligation of repair maintenance or renewal under this Lease or to carry out any of the works referred to in Clause 3.3.2 above or in connection with the development of any adjoining or neighbouring land or premises including the right to build on or onto or in prolongation of any boundary wall of the Demised Premises without payment of compensation for any nuisance annoyance inconvenience or damage caused to the Tenant subject to the Landlord (or other person so entering) exercising such right in a reasonable manner and making good any damage caused to the Demised Premises without unreasonable delay and so far as any defects remedied or works done by the Landlord may be included in the Tenant's covenants to repair herein contained then the costs thereof shall be a debt due from the Tenant to the Landlord and be forthwith recoverable by action AND in the exercise of the rights contained in this Clause the Landlord shall be entitled to erect scaffolding and to retain such scaffolding for as long as the Landlord in its absolute discretion considers necessary

3.8.2 Upon becoming aware of any defects in the Demised Premises which are 'relevant defects' for the purposes of section 4 of the Defective Premises Act 1972 to give notice of them to the Landlord

3.9 Alterations

  Not to make any alterations or additions to or affecting the structure or exterior of the Demised Premises or the appearance of the Demised Premises as seen from the exterior nor to erect or otherwise construct or build in any manner whatsoever any other building structure pipe wire or post upon the Demised Premises nor to commit or permit or suffer any waste spoil or destruction in or upon the Demised Premises nor to cut maim or injure or suffer to be cut maimed or injured any of the roofs walls timbers Conducting Media appurtenances fixtures or fittings thereof
  Not without the consent of the Landlord to make any other alterations or additions to the Demised Premises (but the erection alteration or removal by the Tenant of internal demountable partitioning is authorised without such consent in any event so long as plans of the partitions or details of the alteration or removal of partitioning are forthwith deposited with the Landlord)
  Not to install or erect any exterior lighting shade canopy or awning or other structure in front of or elsewhere outside the Demised Premises
  At the expiration or earlier determination of the Term if and to the extent required by the Landlord to reinstate the Demised Premises to the same condition as they were in at the grant of this Lease such reinstatement to be carried out under the supervision and to the satisfaction of the Landlord or the Landlord's Surveyor
  Not to allow any article to be brought in or upon the Demised Premises which may be in excess of the weight which the Demised Premises are constructed to bear with due margin for safety and in the case of any dispute arising out of this sub-clause the decision of the Landlord or its Architect shall be conclusive and binding on the Tenant

3.10 Alienation

  Not to assign or charge part only of the Demised Premises and not to agree so to do
  Not otherwise than by assignment or underletting permitted under the provisions of this clause 3.10 to:-
  part with or share possession or occupation of the whole or any part of the Demised Premises or agree so to do or grant to third parties any rights over the Demised Premises or agree so to do
  Subject to Clause 3.10.3.2 and Clause 3.10.3.3 below not to assign or charge the whole of the Demised Premises without first obtaining the written consent of the Landlord which consent shall not be unreasonably withheld and subject to Clause 3.10.2 above and Clause 3.10.4 Clause 3.10.5 and Clause 3.12 below not to underlet the whole or a Permitted Part of the Demised Premises without first obtaining the written consent of the Landlord which consent shall not be unreasonably withheld or delayed
  If any of the circumstances ("the Circumstances") set out in Part 1 of Schedule 3 (which are specified for the purpose of the Landlord and Tenant Act 1927 Section 19(1A)) shall apply either at the date when application for the licence to assign is made or after that date but before such licence is given the Landlord may withhold licence for this assignment and if after such licence has been given but before completion of the assignment any of the Circumstances shall apply the Landlord may revoke such licence (whether such licence is expressly subject to the condition set out in paragraph 7 of Part 2 of Schedule 3 or not) PROVIDED THAT in determining any of the Circumstances the Landlord must act reasonably
  The Landlord may impose any or all of the conditions ("the Conditions") set out in Part 2 of Schedule 3 (which are specified for the purpose of the Landlord and Tenant Act 1927 Section 19(1A)) on giving any licence for an assignment by the Tenant of the whole of the Demised Premises and any such licence shall be treated as being subject to each of the Conditions as shall be so imposed PROVIDED THAT in determining any of the Conditions the Landlord must act reasonably

3.10.4 Upon the grant of any underlease (including but without prejudice to the generality of the foregoing any underlease of a Permitted Part of the Demised Premises) to procure that such Underlease is excluded from the provisions of sections 24-28 of the Landlord and Tenant Act 1954 and to obtain covenants on the part of the underlessee direct with the Landlord in such form as the Landlord shall require that the underlessee will:-

  not assign charge or underlet part only of the premises sub-demised not part with or share possession or occupation of the whole or any part of the premises sub-demised or agree so to do nor grant to third parties any rights over them or agree so to do otherwise than by a permitted assignment or underletting not assign charge or underlet the whole of the premises sub-demised without obtaining the previous consent of the Landlord under this Lease and to procure that every intended assignee of the premises sub-demised shall covenant directly by way of a deed in such form as the Landlord or its Solicitors shall reasonably require by way of separate covenant with the Landlord to pay the rents reserved by and observe and perform all the tenant's covenants contained in such Underlease and if so requested by the Landlord to procure that at least two (or more if the Landlord so reasonably requires) persons as the Landlord shall approve (such approval not to be unreasonably withheld or delayed) shall covenant as surety or sureties (as the case may be) directly in a deed jointly and severally (in the case of more than one surety) in like form as clause 7 hereof provide for the inclusion in any sub-underleases granted out of such underlease (whether immediate or mediate) of covenants to the same effect as those contained in these clauses 3.10.4 and 3.10.5 and to procure that any such sub-underlease is excluded from the provisions of Sections 24 to 28 of the Landlord and Tenant Act 1954

3.10.5 Upon the grant of any underlease (including but without prejudice to the generality of the foregoing any underlease of a Permitted Part of the Demised Premises):-

  to include provisions for the revision of the rent reserved by the underlease in an upward only direction to correspond in time and effect with the provisions for the revision of rent contained in this Lease not to reserve or take a premium or fine
  not to underlet the whole of the Demised Premises otherwise than at the greater of the market rent (as defined in Clause 6) or the rent reserved by this Lease and not to underlet a Permitted Part of the Demised Premises other than at a yearly rent being not less than the market rent (as defined in Clause 6) and not to agree the rent payable thereunder without the previous consent of the Landlord (such consent not to be unreasonably withheld or delayed)
  to include provisions relating to an intended assignment of the premises sub-demised in the same form as those set out in this Lease and not to vary or waive any or all of such provisions without the prior written consent of the Landlord (such consent not to be unreasonably withheld or delayed)
  to include such covenants on the part of the underlessee as shall secure the due performance and observance of the covenants on the part of the Tenant contained in this Lease and to include a condition for re-entry on breach of any such covenant on the part of the underlessee

3.11 Registration of dispositions of this Lease

Within one month after the execution of any disposition of this Lease or the Demised Premises whether by assignment charge transfer or underlease or assignment or surrender of any underlease or upon any transmission by reason of death or otherwise affecting the Demised Premises to give notice thereof and to produce to and leave with the Solicitors for the time being of the Landlord the deed instrument or other document of disposition or a certified copy thereof and on each occasion to pay to such Solicitors their registration fee PROVIDED THAT registration of any such deed instrument or other document shall be evidence of notification of such transaction to the Landlord but shall not require the Landlord to consider the terms of such transaction or such deed instrument or other document and shall not be evidence that it has done so

3.12 Enforcement of Underleases

  Not without the consent of the Landlord (such consent not to be unreasonably withheld or delayed) to vary the terms or waive the benefit of any covenant on the part of a sub-tenant or condition contained in an underlease of the Demised Premises or a Permitted Part of the Demised Premises or to agree so to do
  Not without the consent of the Landlord (such consent not to be unreasonably withheld or delayed) to accept a surrender of any underlease of the Demised Premises or a Permitted Part of the Demised Premises or to agree so to do
  Diligently to enforce the covenants on the part of a sub-tenant and the conditions contained in an underlease of the Demised Premises or a Permitted Part of the Demised Premises and (if so required by the Landlord) to exercise by way of enforcement the powers of re-entry contained in the underlease
  Not without the consent of the Landlord (such consent not to be unreasonably withheld or delayed) to accept any sum or payment in kind by way of commutation of the rent payable by a sub-tenant of the Demised Premises or a Permitted Part of the Demised Premises
  Not to accept the payment of rent from a sub-tenant of the Demised Premises or a Permitted Part of the Demised Premises otherwise than by regular quarterly (or more frequent) payments in advance
  Duly and punctually to exercise all rights to revise the rent reserved by an underlease of the Demised Premises or a Permitted Part of the Demised Premises and not to agree with a sub-tenant a revised rent without the approval of the Landlord such approval not to be unreasonably withheld

3.13 User

  Not without the consent of Landlord to use the Demised Premises for any purpose other than one falling within the meaning of Classes A2 and/or B1(a) of the Town and Country Planning (Use Classes) Order 1987 PROVIDED THAT under no circumstances shall the Demised Premises or any part thereof be used as a betting office or betting shop
  Nothing contained in this Lease shall imply or be treated as a warranty to the effect that the use of the Demised Premises for the purposes above mentioned is in compliance with all Town Planning laws and regulations now or from time to time in force

3.14 Restrictions affecting use of the demised premises

  Not to erect nor install in the Demised Premises any engine furnace or machinery whether driven by steam oil or electric energy or otherwise which causes noise fumes or vibration which can be heard smelled or felt outside the Demised Premises
  Not to store in the Demised Premises any petrol or other specially inflammable explosive dangerous or combustible substance or obstruct the access to any fire equipment or the means of escape from or over the Demised Premises and in the event of anything happening which might affect any insurance policy relating to the Demised Premises the Tenant will forthwith give notice thereof to the Landlord
  Not to use the Demised Premises for any noxious noisy or offensive trade or business nor for any illegal or immoral act or purpose and not to solicit or tout for customers or transact business upon the pavement outside the Demised Premises or suffer the same to be done
  Not to hold any sales by auction or public meeting on the Demised Premises
  Not to hold in or on the Demised Premises any exhibition public meeting or public entertainment
  Not to permit any vocal or instrumental music in the Demised Premises so that it can be heard outside the Demised Premises
  Not to do in or upon the Demised Premises anything which may be or tend to be or grow to be a nuisance annoyance disturbance inconvenience or damage to the Landlord or to the owners tenants and occupiers of adjoining or neighbouring properties
  Not to load or use the floors walls ceilings or structure of the Demised Premises in any manner which will cause strain damage or interference with the structural parts load bearing framework joinery roofs roof structures eaves chimney stacks foundations joists main walls parapet walls and external walls of the Demised Premises or cause dangerous vibrations to the floors walls ceilings or structure of the Demised Premises
  Not to overload the lifts electrical installation or Conducting Media in the Demised Premises
  Not to do or omit to do anything which interferes with or which imposes an additional loading on any ventilation heating air conditioning or other plant or machinery serving the Demised Premises
  Not to do anything whereby any policy of insurance on including or in any way relating to the Demised Premises taken out by the Landlord or the Tenant may become void or voidable or be prejudiced or whereby the rate of premium thereon may be increased and to provide such fire fighting equipment and to take such other precautions against fire as the insurers of the Demised Premises and the competent Fire Authority may require or as the Landlord may reasonably require and maintain such equipment to the satisfaction of all such persons
  Not to allow any person to sleep in the Demised Premises nor to use the Demised Premises for residential purposes
  Not to use the Demised Premises for the sale of wines spirits beers or any intoxicating liquor for consumption either on or off the Demised Premises
  Not at any time to place in the access ways and service areas serving or demised with the Demised Premises any rubbish or other obstruction
  Not to place leave or install any articles merchandise goods or other things in front of or elsewhere outside the Demised Premises
  Not to permit the drains or other Conducting Media to be obstructed by oil grease or other deleterious matter but to keep the Demised Premises and the drains and other Conducting Media serving the Demised Premises thoroughly cleaned as often as may be necessary
  Not to use any portion of the access roads for the parking of vehicles and not to carry out any repairs or maintenance to vehicles on the said access roads
  To observe and perform or cause to be observed and performed the rules and regulations from time to time made by the Landlord in connection with the orderly and proper use of the lobbies corridors staircases lifts hoists turntables lavatories and other parts in common use with the Demised Premises and access ways and service areas to the Demised Premises and also in connection with the security and management of the Demised Premises

3.15 Advertisements and signs

3.15.1 Not to place or display on the exterior of the Demised Premises or on the windows or inside the Demised Premises so as to be visible from the exterior of the Demised Premises any name writing notice sign illuminated sign display of lights mast pole flag placard poster sticker or advertisement other than the name of the Tenant signwritten on the entrance doors of the Demised Premises in a style and manner approved by the Landlord or the Landlord's Surveyor (such approval not to be unreasonably withheld or delayed)

3.15.2 If any name writing notice sign illuminated sign display of lights mast pole flag placard poster sticker or advertisement shall be placed or displayed in breach of these provisions to permit the Landlord to enter the Demised Premises and remove such name writing notice sign illuminated sign display of lights mast pole flag placard poster sticker or advertisement and to pay to the Landlord on demand the expense of so doing

3.16 Empty premises

Not to leave the Demised Premises empty or unattended

3.17 Compliance with statutes etc

3.17.1 To comply in all respects with the provisions of all statutes statutory enactments Acts of Parliament for the time being in force and all instruments orders plans regulations permissions consents licences bye-laws rules directives and requirements for the time being made issued granted or required thereunder or by any Public or Local Authority or by any court of competent jurisdiction relating to the Demised Premises or anything done in or upon them by the Tenant and to indemnify the Landlord against all costs expenses liability actions proceedings claims or demands which may be brought or made by reason thereof or any default in compliance therewith

3.17.2 In particular but without prejudice to the generality of clause 3.17.1:-

3.17.2.1 to execute all works and do all things on or in respect of the Demised Premises which are required under the Offices Shops and Railway Premises Act 1963

3.17.2.2 to comply with all requirements under any present or future Act of Parliament order by-law or regulation as to the use or occupation of or otherwise concerning the Demised Premises

3.17.2.3 to execute with all due diligence (commencing works within two months or sooner if necessary and then proceeding continuously) all works to the Demised Premises for which the Tenant is liable in accordance with this clause 3.17 and of which the Landlord has given notice to the Tenant and

3.17.2.4 if the Tenant shall not comply with clause 3.17.2.3 to permit the Landlord to enter the Demised Premises to carry out such works and to pay to the Landlord on demand the expense of so doing (including surveyors' and other professional advisers' fees) together with Interest from the date of expenditure until payment by the Tenant to the Landlord

3.18 Planning permissions

3.18.1 Not without the consent in writing of the Landlord to make any application under the Planning Acts to any local planning authority for permission to develop (including change of use of) the Demised Premises and in the case of a refusal of such an application or in the case of a grant thereof subject to conditions which the Landlord considers unreasonable forthwith if the Landlord so requires but at the Tenant's expense to lodge the necessary Notice of Appeal and at the Tenant's cost to proceed diligently with such appeal and at all times at the request of the Landlord to keep the Landlord informed of the progress thereof

3.18.2 To indemnify the Landlord against any development charges other charges and expenses payable in respect of such applications and to reimburse to the Landlord the costs it may properly incur in connection with such consent

3.18.3 To pay to the Landlord on demand any sum or sums which may become payable in consequence of the use of the Demised Premises reverting to that existing prior to such application being made

3.18.4 Forthwith to give to the Landlord full particulars in writing of the grant or refusal of planning permission

3.18.5 Not to implement any planning permission if the Landlord shall make objection to any of the conditions subject to which it has been granted and if the Landlord so requires to provide security for the compliance with such conditions and not to implement such planning permission until such security has been provided

3.18.6 Unless the Landlord shall otherwise in writing direct to carry out before the date of expiration or sooner determination of the Term any works stipulated to be carried out to the Demised Premises as a condition of any planning permission which may have been granted during the Term and implemented by the Tenant or any other person and to which the Landlord shall have given its consent pursuant to sub-clause 3.18.1 above whether or not the date by which the Planning Permission requires such works to be carried out falls within the Term

3.19 Compliance with town planning requirements

3.19.1 To perform and observe all the provisions and requirements of all statutes and regulations relating to town and country planning in relation to the Demised Premises and to obtain any development or other consent which may be requisite by reason of the development of or on the Demised Premises by the Tenant

3.19.2 To indemnify (as well after the expiration of the Term by effluxion of time or otherwise as during its continuance) the Landlord from and against any loss or expense suffered by the Landlord by reason of the Tenant's failure to obtain any necessary development or other consents as aforesaid

3.19.3 To give full particulars to the Landlord of any notice or proposal for a notice or order or proposal for an order made given or issued to the Tenant or the occupier of the Demised Premises under or by virtue of any statute or regulation relating to town and country planning or otherwise affecting or relating to the Demised Premises or to the use thereof within seven days of the receipt of any such by the Tenant and if so required by the Landlord to produce such notice or proposal for a notice or order or proposal for an order to the Landlord

3.19.4 Forthwith to take all reasonable and necessary steps to comply with any such notice or order

3.19.5 If called upon so to do to produce to the Landlord all plans documents and other evidences which the Landlord may properly require in order to satisfy itself that the provisions of this clause and clause 3.18 above have been complied with

3.19.6 At the request of the Landlord to make or join with the Landlord in making such objections or representations against or in respect of any notice or proposal for such a notice or order as the Landlord may deem expedient

3.20 Claims made by third parties etc

To indemnify the Landlord against any claims proceedings or demands and the costs and expenses so incurred which may be brought against the Landlord by any employees workpeople servants agents licensees or visitors of the Tenant in respect of any accident loss or damage whatsoever to person or property howsoever caused or occurring in or upon the Demised Premises and to indemnify the Landlord against all damage occasioned to the Demised Premises or any adjacent or neighbouring premises or to any person caused by any act default or negligence of the Tenant or the employees workpeople servants agents licensees or visitors of the Tenant

3.21 Expenses of the Landlord

To pay all expenses (including solicitors' costs and disbursements and surveyors' and agents' and Certified Bailiff's fees) incurred by the Landlord:-

3.21.1 of and incidental to or in contemplation of the preparation issue and service of a Schedule of Dilapidations and/or a notice and/or proceedings under sections 146 and 147 of the Law of Property Act 1925 (notwithstanding that forfeiture is avoided otherwise than by relief granted by the Court) and

3.21.2 of and in connection with every application for any consent or approval made under this Lease whether or not such consent or approval shall be granted or given or refused or proferred subject to any lawful qualification or condition or whether the application be withdrawn and

3.21.3 in connection with any breach of covenant by the Tenant or the recovery of arrears of rent hereby reserved and the other monies hereby covenanted to be paid due from the Tenant and

3.21.4 in connection with the reinstatement of the Demised Premises pursuant to clause 3.3.1 above

3.21.5 of and incidental to the service of all other Notices and Schedules relating to wants of repair of the Demised Premises whether the same be served during or after the expiration or sooner determination of the Term (but relating in all cases to such wants of repair that accrued not later than the expiration or sooner determination of the Term as aforesaid)

3.22 Obstruction of windows or lights

3.22.1 Not to stop up darken or obstruct any windows or lights belonging to the Demised Premises or any other buildings belonging to the Landlord nor permit any new windows light opening doorway path passage drain or other restriction encroachment or easement to be made

3.22.2 Not to permit any easement to be made or acquired into against or upon the Demised Premises

3.22.3 Where any such window light opening doorway path passage drain or other restriction encroachment or easement shall be made or attempted to be made or acquired forthwith to give notice of the circumstances to the Landlord and at the request of the Landlord to adopt such course as may be required or deemed proper by the Landlord for preventing any such restriction encroachment or the acquisition of any such easement

3.23 Value added tax

3.23.1 To pay any value added tax which the Landlord may elect to charge and which may be lawfully imposed upon and added to any rent or fee charge cost or expense in respect of goods and services supplied by or on behalf of the Landlord under or in connection with this Lease

3.23.2 To indemnify the Landlord to the extent that input (value added) tax for which the Landlord may be liable to third parties in respect of goods and services supplied to the Landlord under or in connection with this Lease is not recoverable by the Landlord by credit against output (value added) tax or repayment to the Landlord by the Commissioners of Customs and Excise

3.24 Notices 'to let' and 'for sale'

3.24.1 To allow the Landlord or its agents to enter on the Demised Premises at any time:-

3.24.1.1 within six months next before the expiration or earlier determination of the Term to fix upon the Demised Premises a notice board for reletting the Demised Premises

3.24.1.2 to fix on some part of the Demised Premises a notice board for the sale of the interest of the Landlord and not to remove or obscure any such notice board

3.24.2 To permit all persons authorised by the Landlord or its agents to view the Demised Premises at reasonable hours without interruption in connection with any such letting or sale as aforesaid

3.25 Encumbrances

To observe and perform the obligations and liabilities comprising the Encumbrances so far as they relate to the Demised Premises and are capable of being enforced and to indemnify and keep indemnified the Landlord against any liability whatsoever arising out of the breach non-observance or non-performance of such obligations and liabilities

3.26 Tenant's acknowledgement

The Tenant acknowledges that it has inspected the Demised Premises prior to the date hereof and has been professionally advised with regard thereto and has entered into this Lease in reliance upon such inspection and advice and that the Tenant has not entered into this Lease as a result of or in reliance upon any statement or representation made by or on behalf of the Landlord or by any third party

3.27 Landlord's fees

To pay the fees of the Landlord and its agents and the charges and disbursements of the Landlord's solicitors (if any) in connection with the collection of the rents hereby reserved which are at any time unpaid after becoming due and payable (whether legally or formally demanded or not) and the other monies hereby covenanted to be paid and the management of the Demised Premises and the fees of any Certified Bailiffs

3.28 Guarantors

Within 14 days of the death during the Term of any person who has or shall have guaranteed to the Landlord the obligations of the Tenant contained in this Lease or of such person becoming bankrupt or having a receiving order made against him or ceasing to be a director of the Tenant or being a company passing a resolution to wind up or entering into liquidation to give notice thereof to the Landlord and if so required by the Landlord at the expense of the Tenant within 28 days to procure some other person acceptable to the Landlord to execute a Guarantee in such form as the Landlord shall in its absolute discretion require in respect of the Tenant's obligations contained in this Lease containing covenants in the form of the covenants by the Surety herein contained

3.29 Indemnity

To be responsible for and to keep the Landlord fully and effectually indemnified against all damages losses costs expenses actions claims proceedings liabilities and demands made against or suffered or incurred by the Landlord arising directly or indirectly out of every or any breach or non-observance of the Tenant's covenants herein contained or out of any act or omission or negligence of the Tenant or any person at the Demised Premises expressly or impliedly with the Tenant's authority or otherwise

3.30 Consent to the Landlord's release

Not to unreasonably withhold consent to a request made by the Landlord under Section 8 of the Landlord and Tenant (Covenants) Act 1995

4. Provisos

THE PARTIES AGREE to the following provisos:-

4.1 Proviso for re-entry

If :-

4.1.1 any or any part of the rents reserved by this Lease shall be unpaid for 14 days after any of the days when they become due for payment (whether or not they shall have been lawfully demanded) or

4.1.2 the Tenant shall at any time fail or neglect to perform or observe any of the covenants conditions or agreements contained in this Lease to be performed or observed by the Tenant or shall allow any distress or execution to be levied on the Tenant's goods or

4.1.3 the Tenant or any guarantor for the Tenant being a corporation shall enter into liquidation whether compulsory or voluntary (except for the purpose of amalgamation or reconstruction of a solvent company) or suffer a receiver to be appointed or

4.1.4 the Tenant or any guarantor for the Tenant being an individual shall commit any act of bankruptcy or shall make any arrangements or composition with his creditors then and in any such case it shall be lawful for the Landlord or any person duly authorised by the Landlord for that purpose at any time thereafter and notwithstanding the waiver of any previous right of re-entry to re-enter the Demised Premises or any part of them in the name of the whole and peaceably to repossess and enjoy the Demised Premises as if this Lease had not been made but without prejudice to any right of action or remedy of the Landlord in respect of any antecedent breach of any of the covenants by the Tenant contained in this Lease

4.2 Rent abatement in case of damage by insured risks

4.2.1 If the whole or any part of the Demised Premises shall at any time be destroyed or damaged by any of the Insured Risks so as to render the Demised Premises unfit for occupation and use and the policy or policies of insurance shall not have been vitiated or payment of the policy monies withheld in whole or in part in consequence of some act neglect or default of the Tenant his employees or agents then the rents reserved by this Lease or a fair proportion of them according to the nature and extent of the damage sustained shall subject to the second proviso contained in clause 3.3.1.2 hereof cease and be suspended until the Demised Premises shall be rendered fit for occupation and use again or until the earlier expiration of three years from the date of the damage or destruction

4.2.2 Any dispute as to the amount or extent of such cesser of rent shall be referred to the award of a single arbitrator if the Landlord and the Tenant can agree upon one and otherwise to any arbitrator appointed at the request of either of them by the President for the time being of the Royal Institution of Chartered Surveyors and in either case in accordance with the provisions of the Arbitration Act 1996

4.3 Power for landlord to deal with adjoining property

The Landlord may deal as it may think fit with other property belonging to the Landlord adjoining or nearby the Demised Premises and may erect or suffer to be erected on such property any structures or buildings whatsoever whether or not such structures or buildings shall affect or diminish the light or air which may now or at any time be enjoyed by the Tenant in respect of the Demised Premises and whether or not any other liberty easement right or advantage belonging to the Tenant is thereby affected or diminished

4.4 Arbitration of disputes between tenants

If any dispute or disagreement shall at any time arise between the Tenant and the tenants and occupiers of any adjoining or contiguous property or premises belonging to the Landlord relating to the Conducting Media serving the Demised Premises or any adjoining or contiguous premises or any easements or privileges whatsoever affecting or relating to the Demised Premises or any adjoining or contiguous property or premises the dispute or disagreement shall from time to time be settled and determined by the Landlord or by such other manner as the Landlord shall direct in writing to which determination direction or directions the Tenant shall from time to time submit

4.5 Exemption from liability in respect of services

4.5.1 The Landlord shall not be liable to the Tenant for any loss damage or inconvenience which may be caused by reason of:-

4.5.1.1 temporary interruption of services during periods of inspection maintenance repair and renewal

4.5.1.2 the breakdown failure stoppage leaking bursting or defect of any hot or cold water sanitary ventilation extraction plant and machinery or of soil gas water or electricity or other plant and machinery or of the Conducting Media in the Demised Premises or neighbouring or adjoining property or premises

4.5.2 The Landlord's duty of care to the Tenant's employees agents workpeople servants agents licensees and visitors in or about the Demised Premises shall in no way go beyond the obligations involved in the common duty of care (within the meaning of the Occupiers Liability Act 1957) or the duties imposed by the Defective Premises Act 1972 by reason of the obligations of the Landlord contained in this Lease

4.6 Accidents

The Landlord shall not be responsible to the Tenant or the Tenant's licensees nor to any other person for any:-

4.6.1 accident happening or injury suffered in the Demised Premises or

4.6.2 damage to or loss of any goods or property contained in the Demised Premises (whether or not due to any failure of any security system for which the Landlord is in any way responsible) or

4.6.3 act or omission of any employee of the Landlord in respect of the Demised Premises

4.7 Compensation for disturbance

Except where any statutory provision prohibits the Tenant's right to compensation being reduced or excluded by agreement the Tenant shall not be entitled on quitting the Demised Premises to claim from the Landlord any compensation under the Landlord and Tenant Act 1954

4.8 #9; Removal of property after determination of term

4.8.1 If at such time as the Tenant has vacated the Demised Premises after the determination of this Lease any property of the Tenant shall remain in or on the Demised Premises and the Tenant shall fail to remove the same within 14 days after being requested by the Landlord so to do by a notice to that effect then the Landlord may as the agent of the Tenant sell such property and shall then hold the proceeds of sale after deducting the costs and expenses of removal storage and sale reasonably and properly incurred by it to the order of the Tenant

4.8.2 The Tenant shall indemnify the Landlord against any liability incurred by the Landlord to any third party whose property shall have been sold by the Landlord in the bona fide mistaken belief (which shall be presumed unless the contrary be proved) that such property belonged to the Tenant and was liable to be dealt with as such pursuant to this clause

4.9 Notices consents and approvals

4.9.1 Any notice served under or in connection with this Lease shall be in writing and be properly served if compliance is made with the provisions of section 196 of the Law of Property Act 1925 (as amended by the Recorded Delivery Service Act 1962)

4.9.2 Any consent or approval under this Lease shall be required to be obtained before the act or event to which it applies is carried out or done and shall be effective only when the consent or approval is given in writing

4.10 Receipt of Rent no Waiver

Notwithstanding the acceptance of or demand for rent by or on behalf of the Landlord with knowledge of a breach of any of the covenants on the part of the Tenant in this Lease the Landlord's right to forfeit this Lease on the ground of such breach shall remain in force and the Tenant shall not in any proceedings for forfeiture be entitled to rely upon any such acceptance or demand as a defence

4.11 V.A.T

The Landlord may at any time without the consent of the Tenant exercise any right conferred by statute or otherwise to charge value added tax on any rent fees or other payments to be made by the Tenant pursuant to this Lease

4.12 Landlord's adjoining or neighbouring premises

4.12.1 Each of the Tenant's covenants herein contained shall remain in full force and effect both at law and in equity notwithstanding that the Landlord shall have waived or released temporarily or permanently revocably or irrevocably or otherwise howsoever a similar covenant or covenants affecting other adjoining or neighbouring premises for the time being of the Landlord

4.12.2 Such of the internal division walls and other structures as divide the Demised Premises from other premises of the Landlord shall be deemed to be party walls and structures and subject to section 38 of the Law of Property Act 1925

4.13 Rights

Nothing herein contained shall operate expressly or impliedly to confer upon or grant to the Tenant any easement right or privilege other than those expressly hereby granted and set out in Schedule 4 hereto (if any)

5. Landlord's covenants

The Landlord covenants in the terms set out below:-

5.1 That the Tenant paying the rents and observing and performing the Tenant's covenants reserved by and contained in this Lease may lawfully and peaceably enjoy the Demised Premises throughout the Term without any lawful suit eviction or interruption by the Landlord or by any person lawfully claiming through under or in trust for the Landlord

5.2 To keep the grounds adjoining the Demised Premises within the Landlord's ownership in good order and condition and properly cultivated

6. Rent review

6.1 The review dates

The yearly rent payable under this Lease shall be reviewed on the expiration of the fifth tenth and fifteenth years of the Term (referred to in this clause 6 as 'the review dates' and 'the relevant review date' shall be construed accordingly) and as and from each review date the reviewed rent (agreed or determined in accordance with the following provisions of this clause) shall become payable in all respects as if it were the yearly rent reserved by this Lease

6.2 Upward only rent reviews

The reviewed rent shall be the greater of:-

6.2.1 the yearly rent payable under this Lease immediately preceding the relevant review date and

6.2.2 the market rent of the Demised Premises at the relevant review date

6.3 The market rent

The expression 'the market rent' shall for the purposes of this Lease mean the yearly rental value of the Demised Premises having regard to rental values as between a willing landlord and a willing tenant for property at the relevant review date let without a premium for the residue of the Term then unexpired after the expiry of all rent-free periods for fitting out works of such length as would or may be negotiated in the open market and subject to the provisions to the same effect as those contained in this Lease (other than the amount of rent but including these provisions for rent review) without payment of any fine or premium but upon the assumption (if not the fact) that at the relevant review date:-

6.3.1 the Demised Premises are available to be let with vacant possession

6.3.2 the Demised Premises are fit and ready for immediate occupation and use fully fitted out and equipped

6.3.3 no work has been carried out to the Demised Premises by the Tenant (or any predecessor-in-title of the Tenant) which has diminished the market rent

6.3.4 in case the Demised Premises have been destroyed or damaged or have become inaccessible by reason of damage thereto they have been fully reinstated or rendered accessible

6.3.5 the Demised Premises is in good and substantial repair and condition in accordance with the terms of the Lease and free from defects and that all the covenants on the part of the Tenant have been fully observed and performed

6.3.6 there is not in operation any statute order or instrument regulation or direction which has the effect of regulating or restricting the amount of rent of the Demised Premises which might otherwise be payable and

6.3.7 the Demised Premises may be lawfully used for any purpose permitted by clause 3.13.1 hereof or any variation thereof from time to time agreed upon and that no capital is required to be expended upon the Demised Premises to enable them to be so used

6.3.8 the Tenant is a taxable person for the purposes of the legislation relating to value added tax and is able to recover from H M Customs and Excise all input tax paid by him by credit against output tax or otherwise

6.4 Matters to be disregarded

In agreeing or determining the market rent the effect upon it of the following matters shall be disregarded:-

6.4.1 the occupation of the Demised Premises by the Tenant (or any predecessor-in-title of the Tenant) or any undertenant

6.4.2 any goodwill attached to the Demised Premises by reason of the carrying on at the Demised Premises of the business of the Tenant (or predecessors-in-title of the Tenant to that business) or any undertenant

6.4.3 any conditions restrictive of user or alienation contained in this Lease

6.4.4 any improvement of the Demised Premises or any part thereof carried out by the Tenant or any undertenant at its own expense with the consent (where required) of the Landlord other than in pursuance of an obligation to the Landlord

6.5 Procedure for determination of market rent

6.5.1 The Landlord and the Tenant shall endeavour to agree the market rent at any time not being earlier than 12 months before the relevant review date but if they shall not have agreed the market rent three months before the relevant review date the amount of the market rent shall be determined by reference to a Surveyor to be agreed upon by the parties hereto or in the event of failure so to agree by no later than one calendar month before the relevant review date to be nominated at the request of the Landlord or the Tenant by the President for the time being of the Royal Institution of Chartered Surveyors who shall act and be deemed to act as an expert and not as an arbitrator and the decision of such person shall accordingly be final and binding on both the Landlord and the Tenant and the fees payable to the said President and any such Surveyor shall be borne and paid by the parties hereto in such shares and in such manner as such Surveyor shall determine and failing any such decision and subject thereto in equal shares PROVIDED ALWAYS that if before issuing his decision the Surveyor shall die or be unable or unwilling to act the Landlord may apply to the said President for the time being of the Royal Institution of Chartered Surveyors for a substitute to be appointed in his place

6.5.2 The Surveyor to be agreed upon or nominated shall be a chartered surveyor having experience of leasehold valuation of property being put to the same or similar use as the Demised Premises and of property in the same region in which the Demised Premises are situated

6.6 Time limits

Time shall not be of the essence in agreeing or determining the reviewed rent or of appointing a Surveyor

6.7 Rental adjustments

6.7.1 If the market rent shall not have been agreed or determined in accordance with the provisions of this clause before the relevant review date then until the market rent shall have been so agreed or determined the Tenant shall continue to pay on account rent at the rate of yearly rent payable immediately before the relevant review date and when the market rent shall have been agreed or determined the Tenant shall forthwith pay to the Landlord all arrears of the reviewed rent which shall have accrued with Interest upon the arrears in respect of the period commencing on the relevant review date and ending with the payment of the arrears by the Tenant to the Landlord

6.7.2 If on any Review Date there is by reason of the provisions of any statute or statutory instrument any restriction upon the amount of the rent first hereby reserved and payable by the Tenant or upon a review of such rent the Landlord may upon any modification or removal of that restriction serve on the Tenant a notice to the effect that the day following such modification or removal there shall be a Review Date whereupon the provisions of this Clause shall apply as if such date were a Review Date but without prejudice to the Review Date next following

6.8 Memorandum of rent review

The parties shall cause a memorandum of the reviewed rent duly signed by the Landlord and the Tenant to be endorsed on or securely annexed to this Lease and the counterpart of this Lease

7. Guarantee provision

7.1 Guarantee

The Surety (as principal covenantor and not merely as collateral to the principal liability of the Tenant) guarantees to the Landlord that the Tenant will pay the rents reserved by and perform and observe all the covenants and stipulations on the Tenant's part contained in this Lease (for so long as the Tenant remains liable to perform and observe the covenants on the part of the Tenant contained in this Lease including but without prejudice to the generality of the foregoing liability imposed pursuant to the terms of an A.G.A.) throughout the Term and that if the Tenant shall make any default in the payment of the said rents or in performing and observing the said covenants and stipulations or any of them then and in every such case the Surety will pay and make good to the Landlord on demand all losses damages costs and expenses sustained by the Landlord through the default of the Tenant in respect of any of the before-mentioned matters notwithstanding that the terms of the Lease may have been varied by agreement between the parties

7.2 No waiver of liability

The Surety shall not be released from liability under these provisions by reason of any forbearance the granting of time or any other indulgence on the part of the Landlord including (but without prejudice to the generality of the foregoing) any granting or extension of time under or varying the procedure set out in clause 6.5 nor shall such liability be in any way lessened or affected thereby

7.3 Surety to accept new lease upon disclaimer

If a liquidator or trustee in bankruptcy of the Tenant shall disclaim this Lease (or if the Tenant shall be wound up or cease to exist) the Surety will if the Landlord shall by notice within three months after such disclaimer (or other event putting an end to the effect of this Lease as aforesaid) so require take from the Landlord a lease of the Demised Premises for a term commensurate with the residue of the Term which would have remained had there been no disclaimer (or if this Lease had continued to have had effect as aforesaid) at the same rents (after giving effect to any review of rent or any later or latest review of rent) and subject to the same covenants provisos provisions and conditions as are reserved by and contained in this Lease (including the provisions for review of the yearly rent reserved by this Lease) such lease to take effect from the date of the disclaimer (or of this Lease ceasing to have effect as aforesaid) and in such case the Surety shall pay the costs of and accept such new lease and execute and deliver to the Landlord a counterpart of the new lease PROVIDED ALWAYS THAT if the Landlord shall not require the Surety to accept the said new Lease the Surety shall nevertheless upon demand pay to the Landlord a sum equal to the rent that would have been payable under this Lease but for the disclaimer in respect of the period from the date of such disclaimer until the expiration of the period of twelve months from it or until the Demised Premises shall have been re-let by the Landlord (whichever shall first occur)

8. Third party rights

Unless the right of enforcement is expressly granted it is not intended that a third party should have the right to enforce a provision of this Lease under the Contracts (Rights of Third Parties) Act 1999

9. Tenancy provisions

This Lease is a new tenancy within the meaning of section 1 of the Landlord and Tenant (Covenants) Act 1995

10. Certificate

We certify that there is no Agreement for Lease to which this Lease gives effect

IN WITNESS whereof this deed has been executed by the parties hereto the day and year first before written

SCHEDULE 1

Description of the demised premises

ALL THAT property known as Harrow Weald Lodge 92 Uxbridge Road Harrow Weald in the London Borough of Harrow as the same is for the purpose of identification only and not by way of delineation or admeasurement shown edged red on the plan annexed hereto

SCHEDULE 2

The encumbrances

DETAILS OF

DATE INSTRUMENT PARTIES

29th September 1983 Transfer The Mayor and Burgesses of the London

Borough of Harrow (1) Bruel & Kjaer (UK) Limited (2)

SCHEDULE 3

Part 1

"Circumstances"

1. There are arrears of the rents reserved by this Lease or of any other moneys which have fallen due under the terms of this Lease

2. The proposed assignee or any guarantor for the proposed assignee (other than any guarantor under an AGA) has the benefit of diplomatic or state immunity

3. Where the assets of the proposed assignee upon which any reasonable assessment of financial strength is based are not in the United Kingdom or some other jurisdiction with which there is subsisting with the United Kingdom a system of reciprocal enforcement of judgements

4. In the Landlord's reasonable opinion there are any material outstanding breaches of any covenant on the part of the Tenant contained in this Lease or any personal covenant undertaken by the Tenant making the application for the licence to assign

5. Subject to paragraph 6 of Part 1 of this Schedule 3 in the Landlord's reasonable opinion the proposed assignee is not a party who is likely to be able both to comply with the covenants and obligations on the part of the Tenant contained in this Lease and any deed which has been entered into supplemental or pursuant to this Lease and to continue to be such a party following the assignment

6. In the case of an assignment to a company which is in the same group (within the meaning of the Landlord and Tenant Act 1954 Section 42) as the Tenant in the Landlord's reasonable opinion the proposed assignee is a party who is or may become less likely to be able to comply with the covenants and obligations on the part of the Tenant contained in this Lease and any deed which has been entered into supplemental or pursuant to this Lease than the Tenant making the application for the licence to assign (which likelihood is adjudged by reference in particular to the financial strength of the Tenant aggregated with that of any guarantor for that Tenant or the value of any other security for the performance of the said covenants and obligations on the part of the Tenant when assessed at the date of the grant or assignment of the Lease to that Tenant)

Part 2

"Conditions"

1. The assignee must produce properly audited trading accounts which show sufficient profits after tax in each of the immediately preceding three financial years to enable it to pay the rents reserved by this Lease

2. Upon or before any assignment and before giving occupation to the assignee the Tenant making the application for the licence to assign shall enter into an A.G.A. containing the following covenants by the Tenant and otherwise in such form as the Landlord shall approve (such approval not to be unreasonably withheld):-

(A) Notwithstanding any disclaimer of the Lease the rents thereby reserved shall be paid on the days and in the manner therein provided and all the Tenant's covenants will be duly performed and observed and that in case of default in such payment of the rents or in the performance or observance of such covenants the Tenant shall pay and make good to the Landlord on demand all losses damages costs and expenses thereby arising or incurred by the Landlord notwithstanding that the terms of the Lease may have been varied by agreement between the parties PROVIDED THAT any neglect forbearance or any other indulgence of the Landlord in endeavouring to obtain payment of the rents or performance of the covenants on the part of the Tenant and any time which may be given to the Assignee by the Landlord shall not release or exonerate or in any way affect the liability of the Tenant under this covenant

(B) In the event of the Assignee becoming bankrupt or (if a company) going into liquidation or being wound up or ceasing to exist and the Lease being disclaimed within three months after notice to do so to accept from the Landlord a lease of the Demised Premises in the form of the Lease and containing the same tenant's and landlord's covenants and the same provisos and conditions as in the Lease including the provisions for review of the yearly rent reserved by the Lease but for a term equal in duration to the residue of the term of the Lease which would have remained had there been no disclaimer at the same rents then payable under the Lease after giving effect to any review of rent (or any later or latest reviews of rent) under the Lease and the Tenant shall pay the costs of such new lease and execute and deliver to the Landlord a counterpart of it

(C) If the Lease shall be disclaimed and for any reason the Landlord does not require the Tenant to accept a new lease of the Demised Premises in accordance with paragraph 2(B) the Tenant shall pay to the Landlord on demand an amount equal to the rents that would have been payable under the Lease but for the disclaimer in respect of the period commencing with the date of disclaimer and ending on whichever shall be the earlier of the following dates:-

    the date twelve months after such disclaimer or
    the date (if any) upon which the Demised Premises are relet

3. The obtaining and compliance with any conditions of any requisite consent of any superior landlord or mortgagee

4. If so reasonably required by the Landlord the assignee shall upon or before any assignment and before taking occupation obtain guarantors reasonably acceptable to the Landlord who shall covenant by way of indemnity and guarantee (if more than one jointly and severally) with the Landlord in the terms set out in Clause 7 and shall provide such other financial security as the Landlord shall reasonably require

5. Receiving a solicitor's undertaking as to payment of the Landlord's proper legal surveyors' and administrative costs whether or not the proposed assignment proceeds

6. The Tenant and the assignee entering into a formal Licence to be drafted by the Landlord's Solicitors at the cost of the Tenant such Licence to be in such form as the Landlord or its Solicitors shall reasonably require

7. The Licence of the Landlord containing a condition that if at any time prior to the assignment the Circumstances (or any of them) apply the Landlord may revoke the Licence by written notice to the Tenant

8. The provision of a Rent Deposit Deed and the deposit with the Landlord or its solicitors of the rent deposit sum referred to in the Rent Deposit Deed such Deed to be drafted by the Landlord's Solicitors at the cost of the Tenant and to be in such form as the Landlord or its Solicitors shall reasonably require

9. Receiving satisfactory references for the assignee

SCHEDULE 4

Rights granted to the Tenant

1. The right for the Tenant and all person authorised by the Tenant to park sixty private motor cars in the car park spaces as the Landlord shall in its absolute discretion from time to time allocate in the car parks situated in the land adjoining the Demised Premises PROVIDED THAT no works of any kind shall be carried out to any such private motor car

2. The right at all times during the Term for the Tenant and the Tenant's workmen servants and all persons authorised by the Tenant to pass and repass with or without vehicles over and along the road leading from Uxbridge Road to the Demised Premises and to the said car parks for the purposes hereinafter set out but for no other purpose whatsoever:-

(a) to gain access to and egress from the Demised Premises

(b) to gain access to and egress from the said car parks

SCHEDULE 5

Exceptions and reservations

(1) The free and uninterrupted passage and running of water steam soil air gas electricity and telephone communications or other services or supplies from and to any part of any adjoining or neighbouring property through the Conducting Media commonly used for those purposes which are now or may in the future (but during the period of 80 years after the date of this Lease) be in upon or under the Demised Premises

(2) All rights of entry upon the Demised Premises and other rights referred to in clause 3

(3) All rights of light air and other easements and rights (but without prejudice to any expressly herein granted to the Tenant) now or hereafter belonging to or enjoyed by any adjacent or neighbouring land or building over the Demised Premises or any part thereof

(4) The right to support and shelter and all other easements and rights now or hereafter belonging to or enjoyed by all adjacent or neighbouring land or buildings an interest wherein in possession or reversion is at any time during the Term vested in the Landlord

(5) All other (if any) rights and easements or quasi-easements now used or designed to be used or enjoyed by or in connection with any adjoining or neighbouring property over the Demised Premises

EXECUTED as a Deed by )
ELEMIS LIMITED acting )
by a Director and its Secretary )

s/s Sean Harrington
Sean Harrington
Director

s/s Leonard Fluxman
Leonard Fluxman
Director/Secretary